Deutsche Bank 2009 Alternative Energy/Clean Tech Conference June 11, 2009 Exhibit 99.1

2 • Peter Mainz - CEO and President • Jim Hilty - VP, Business Development

SOLUTIONS
ELECTRIC
ELECTRIC
ELECTRIC
ELECTRIC
AMI
AMI
AMI
AMI
AMI
AMI
GAS
GAS
GAS
GAS
WATER
WATER
WATER
WATER

3 Agenda Business Overview Financial Overview Questions

Safe Harbor Statement
The statements made during this presentation, other than historical facts, are made in reliance on the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These
statements involve risks and uncertainties and are subject to change at any time. These statements reflect the Company’s current expectations regarding its financial position, revenues, cash flow and other operating results, business strategy, financing plans, forecasted trends related to the markets in which the Company operates, legal proceedings and similar matters.
We cannot assure you that the expectations expressed or implied in these forward-looking statements will turn out to be accurate. Our actual results could be materially different from our operations because of various risks. These risks include our susceptibility to macroeconomic downturns in the United States and abroad, conditions in the residential, commercial and industrial construction markets and in the automotive industry, our dependence on new product development and intellectual property, and our dependence on independent distributors and third-party contract manufacturers, automotive vehicle production levels and schedules, our substantial financial leverage, debt service and other cash requirements, liquidity constraints and risks related to future growth and expansion. Other important risk factors that could cause actual events or results to differ from those contained or implied in the forward-looking statements include, without limitation, our ability to integrate acquired companies, general economic and business conditions, competition, adverse changes in the regulatory or legislative environment in which we operate, customer cancellations and other factors beyond the
Company’s control. We encourage you to review our annual report on Form 10-K which discusses in great detail our results of operations for the most recently completed fiscal year and consider the risks that relate to any of our forward-looking statements.

Technology
Advanced technology and communications for data collection and metering
Experience
More than a century of experience providing service and support to the utility industry
Global
Reliable
Global footprint on five continents with operations and activities in many countries
Reliable partner for utilities’ critical data collection and metering infrastructure solutions
Provides superior technologies and services to
measure, manage and control distributed resources.

Company Overview
Over a century of providing cutting-edge infrastructure systems, metering technologies and related communications to the worldwide utility industry
Strategy focused on growth through technology
A leader in building the Smart Grid with over 3 million AMI
SmartPoints deployed to date in the U.S.
A leading global water meter supplier
Record $806 million in Adjusted Net Sales* in FY2009
Solid business model with a track record of strong Adjusted EBITDA and cash generation and growth
Privately held with publicly traded bonds (SEC registrant)
Headquarters in Raleigh, N.C.

*  Represents fiscal year ended March 31, 2009 and includes $135.4 million of customer billings required to be deferred under SOP 97-2.   See Appendix: Non-GAAP Measures.

Sensus Business Focus

Utility Infrastructure Systems
Conservation
Solutions
Water & Heat Gas
• Advanced communications
technologies (FlexNet®)
• Electric meters
• Fixed two-way RF network
• Electric, Water & Gas
• Activities focused in N.A.
• A leader in developing the
Smart Grid and entering
Distribution Automation
and Demand Response
• Water & Heat meters for
residential & commercial
uses
• Strong presence in N.A.
and Europe with activities
in Africa, S.A., and Asia.
• Gas meters and pressure
regulators for residential,
industrial, commercial and
transmission uses
• Focused in N.A. with
presence in Asia and
Europe
A leading market position
in North America
A leading global market
position
A leading market position
in North America

Global Reach Over 40 facilities on five continents and nearly 4,000 people Text 8

Global Water Market Position
Source: IMS Research Report 2008; management estimates
Global Water Market
$2.3 billion annually
16%
22%
U.S & Canada
$0.6 billion annually
Europe, Middle East & Africa
$0.9 billion annually
25%
2%
Asia & S. America
$0.8 billion annually
Sensus market share based on revenue

350
300
250
200
150
100
50
0
143
69
92
39
70
34
305
142
Electric
Water
Gas
Total
Total Meters
Automated Meters

N.A. AMR/Smart Metering Market
2008 market over $1 billion
Market shifting from AMR to
AMI and smart metering
Only 142 million or 46% of
the estimated 305 million
installed meters have been
converted to automated
metering
Early AMR installations must
be replaced to make them
AMI/Smart Grid compatible
Source:  The Scott AMR Report: AMR Deployments in North America, 1    Quarter 2009;
management estimates
(in millions)

st

(units in 000s)
900
800
700
600
500
400
300
200
100
0
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
WB/DB AMR
Smart Water & Gas
Smart Electric

25%
20%
15%
10%
5%
0%
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
Electric Market Share
Water Market Share

sensus

Sensus SmartPoint Deployments

Dramatic growth in electric Sensus AMI SmartPoint deployments
Electric growth driven by two-way AMI deployments, not basic AMR
26.7% CAGR for electric over the periods presented
Electric market share increased from 4% to 19% in two years
Water market share stable as utilities transition to 2-way AMI
Source:  The Scott Report: AMR Deployments in North America

Automated Meter Reading (AMR)

Advanced Metering Infrastructure (AMI)

Smart Metering and the Smart Grid

Evolution of the Smart Grid

• One-way
communications
• Automated monthly
meter reads
• Two-way
communications
• Frequent meter reads
enable time-of-use
billing
• Utilities able to “talk”
to the meters and
control other devices
• Two-way umbrella
communications across
transmission and
distribution
• Enables intelligent
control by utilities and
the consumers
• Provides ability for
infrastructure to react in
unison to changing
market and demand
needs

Evolution Drivers
Utility business economics
– Reduced operating cost and customer service
– Efficiency improvements and better asset utilization
– Offset/reduce capital needs for new generation
Global conservation and environmental initiatives
– Scarcity of water and energy resources … a global reality
– Reduced carbon footprint … electric vehicles
– Consumer choice … home area networked devices
ARRA stimulus will accelerate growth
– Allocates $4.5 billion for Smart Grid projects
– Utilities are accelerating evaluation of projects
– Enhanced focus on standards and security

Sensus AMI and Smart Grid System
Charging Charging
Station Station
Electric Vehicle
Electric Vehicle
Netmetering & Distributed Netmetering & Distributed
Storage Storage
Distributed Generation
Distributed Generation
(Wind/Solar/Other)
Electricity / Water / Gas   Electricity / Water / Gas
Meters
Meters
Demand Response
Demand Response
Programs
Programs
Energy Energy
Gateways Gateways
Water Heaters Water Heaters
and Switches and Switches
Programmable Programmable
Thermostats Thermostats
Distribution
Distribution
Automation
Automation
(Transmission and (Transmission and
Substation Equipment) Substation Equipment)
Utility
Utility
Backend
Backend

Sensus Advantages
The product is simple, reliable, secure
– Minimum infrastructure
– Licensed radio spectrum
– Standards compliant
– Upgradeable in place
The product is field proven … at scale
– >3 million endpoints installed & reporting over the last 3 years
– >1 million endpoints for Southern Company
– >150 individual projects electric, water, gas & combination
Sensus is well positioned
– Long history
– Proven business model
– Published financial results

SOUTHERN COMPANY			
ALLIANT ENERGY			
ATMOS energy			
Portland General Electric			
Hawaiian Electric Company			

sensus

Smart Grid Customer Contracts

Utilities
Customers
Served
AMI Endpoints Duration
4.3 million 4.3 million Electric 15 years
1.4 million
1.0 million Electric
0.4 million Gas
15 years
3.0 million 0.1 million Gas 20 years
0.9 million 0.9 million Electric 15 years
0.4 million 0.4 million Electric 15 years

Sensus Smart Grid
Sensus Smart Grid
Projects
Projects
34 States
2 Provinces in Canada
168 FlexNet AMI projects
Nearly 10 million
installed SmartPoints
when fully deployed
Building the Smart Grid…Today
Sensus is deploying the Smart Grid.
More than three million SmartPoints installed to date.

SOLUTIONS
ELECTRIC
ELECTRIC
ELECTRIC
ELECTRIC
AMI
AMI
AMI
AMI
AMI
AMI
GAS
GAS
GAS
GAS
WATER
WATER
WATER
WATER

sensus

18 Agenda Business Overview Financial Overview Questions

Evolution of Adjusted Net Sales
Fiscal Year 2004 Adjusted Net
Sales $529 million
Fiscal Year 2009 Adjusted Net
Sales $806 million*
* Includes $135.4 million of customer billings required to be deferred under
SOP 97-2.   See Appendix: Non-GAAP Measures.
Conservation Solutions
Adjusted Net Sales 11%;
$59 million
Conservation Solutions
Adjusted Net Sales 31%;
$252 million* up 327%
Water Metering
60%
Clamps & Couplings
10%
Gas Metering
12%
Precision Die Casting
7%
Gas Metering
8%
Precision Die Casting
7%
Clamps & Couplings
8%
Water Metering
46%

Adjusted Net Sales by Geography

$542
million*
$12 million
$17 million
$29 million
$193 million
$13 million
*  Represents Fiscal Year Ended March 31, 2009 and includes $135.4 million of customer billings required to be deferred under SOP 97-2.
See Appendix:  Non-GAAP Measures.

$92
$97
$96
$93**
$112**
0

Adjusted Net Sales and EBITDA
21
Adjusted Net Sales
9.0% CAGR
Adjusted EBITDA
5.0% CAGR
*  Includes customer billings required to be deferred under SOP 97-2.
** Includes customer billings less incremental direct costs required to be deferred under SOP 97-2.
See Appendix:  Non-GAAP Measures.
FY 2009 included four consecutive quarters
better than the previous year’s quarter
Historical Adjusted EBITDA performance
reflects significant investment in AMI business
Five consecutive years of increasing top line
growth
Fiscal Years’ 2008 and 2009 growth fueled by AMI
and Smart Grid business
$570
$614
$633
$726*
$806*
0

($ in millions)	Fiscal Year End March 2007	Fiscal Year End March 2008	Fiscal Year End March 2009	% Change FY08 to FY09
Adjusted Net Sales*	$633	$ 726	$806	+11.0%
Adjusted Gross Profit*	$179	$189	$216	+14.3%
Adjusted Gross Profit* %	28.3%	26.0%	26.8%	
Adjusted EBITDA*	$96	$ 93	$112	+20.4%
Adjusted EBITDA* %	15.2%	12.8%	13.9%	
Capital Spend	$18	$28	$36	+28.6%

sensus

Fiscal Year Financial Highlights 22 * See Appendix: Non-GAAP Measures.

$ in millions
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009

sensus

Operating Cash Flow
$34
$47
$29
$51
$61
0
10
20
30
40
50
60
70
Record cash flow in FY 2009
Invested $27 million in capital
expenditures (3% of net sales)
and $9 million in software
development (1% of sales) in
FY 2009
Term debt prepayments include
$23 million in FY 2008
$15 million in FY 2009
Approximately $38
million
of cash
on hand at March 31, 2009

Financial Position
$16 million of debt payments during FY 2009
* Includes customer billings less incremental direct costs required to be deferred under SOP 97-2.  See Appendix:  Non-GAAP Measures.
($ in millions)
Fiscal Year End
March 2008
Fiscal Year End
March 2009
FYE % of
Capitalization
Cash $  38 $  38
Short-term loans $    6 $  5 1%
Term loans $174 $159 23%
Sr. Subordinated Notes $275 $275 40%
Total Debt $455 $439 64%
Paid-in Capital $243 $245 36%
Total Book Capitalization $698 $684 100%
Adjusted EBITDA* $  93 $112
Adjusted EBITDA/Interest expense,
net
2.4x 3.1x
Adjusted EBITDA – CAPEX/Interest
Expense, net
1.7x 2.1x
Net Debt/Adjusted EBITDA 4.5x 3.6x

Sensus is “Smart Grid-Ready” Today
Financially strong provider of time-tested technology and
communications to global water, gas and electric utilities
No matter what the alternative energy source is, it must be
measured, managed and controlled
Water conservation driven by increasing scarcity
“Future-proof,” flexible and proven AMI/Smart Grid solutions
Cover all types of utilities, population densities and terrain
Over 3 million Sensus SmartPoints installed to date
Our Goal: Sensus in every home and business

SOLUTIONS
ELECTRIC
ELECTRIC
ELECTRIC
ELECTRIC
AMI
AMI
AMI
AMI
AMI
AMI
GAS
GAS
GAS
GAS
WATER
WATER
WATER
WATER

sensus

26 Agenda Business Overview Financial Overview Questions

Thank You For more information visit: www.sensus.com

Appendix: Non-GAAP Measures
To enhance the comparability and usefulness of our financial information, the Company provides certain non-GAAP measures to describe more fully the results of its underlying business. Specifically, the Company utilizes the measures of Adjusted Net Sales, EBITDA and Adjusted EBITDA, which are defined as follows:
Adjusted Net Sales is defined as net sales as determined under U.S. GAAP adjusted to add-back customer billings (net of amortization) related to multi-
element contracts that have been deferred under the provisions of SOP 97-2.
EBITDA is defined as earnings before interest expense, depreciation and amortization, minority interest and income taxes.
Adjusted EBITDA is defined as EBITDA plus (a) customer billings less the associated incremental direct costs (both net of amortization) related to multi-
element contracts that have been deferred under SOP 97-2, (b) restructuring costs and (c) management fees, and adjusted for other non-recurring items.
Refer to the Company’s press release on Form 8-K dated May 15, 2009 for further discussion of non-GAAP measures.

Appendix: Non-GAAP Measures

A reconciliation of each of these Non-GAAP measures to its closely related
U.S. GAAP measure follows:
FY FY FY FY FY
Ended Ended Ended Ended Ended
($ in millions) 3/31/2009 3/31/2008 3/31/2007 3/31/2006 3/31/2005
Net sales $       670.7 $       694.2 $       632.9 $       613.9 $       569.8
Customer billings from multi-element contracts
deferred under SOP 97-2 (net of amortization) 135.4 31.4 - - -
Adjusted Net Sales $       806.1 $       725.6 $       632.9 $       613.9 $       569.8
Gross profit $       147.3 $       183.9 $       179.1 $       186.4 $       170.8
Customer billings less incremental direct costs from multi-
element contracts deferred under SOP 97-2 (net of amortization) 62.4 5.1 - - -
Accelerated amortization of software development costs 3.4 - - - -
Other non-recurring items 3.3 - - - -
Adjusted Gross Profit $       216.4 $       189.0 $       179.1 $       186.4 $       170.8
Net loss $       (49.9) $       (10.1) $          (8.0) $          (3.2) $          (5.0)
Depreciation and amortization 46.6 47.7 48.1 42.4 39.8
Interest expense, net 39.9 41.8 42.4 39.3 36.7
Income tax (benefit) provision (19.9) (2.6) 1.0 8.2 8.3
Minority interest 2.4 1.9 0.5 - 0.1
EBITDA $         19.1 $         78.7 $         84.0 $         86.7 $         79.9
(Gain) loss from discontinued operations - - (0.1) - 0.8
EBITDA (excluding discontinued operations) $         19.1 $         78.7 $         83.9 $         86.7 $         80.7
Customer billings less incremental direct costs from multi-
element contracts deferred under SOP 97-2 (net of amortization) 62.4 5.1 - - -
Restructuring costs 9.9 7.0 8.5 7.2 8.1
Management fees 3.1 2.6 2.6 2.3 2.1
Goodwill impairment 14.4 - - - -
Other non-recurring items 3.3 - 0.8 1.1 0.9
Adjusted EBITDA $       112.2 $         93.4 $         95.8 $         97.3 $         91.8